Exhibit 5.1

600 Travis, Suite 4200
Houston, Texas 77002
713.220.4200 Phone
713.220.4285 Fax
andrewskurth.com

January 23, 2006
Board of Directors
WCA Waste Corporation
One Riverway, Suite 1400
Houston, Texas 77056
Ladies and Gentlemen:
     We have acted as special counsel to WCA Waste Corporation, a Delaware corporation (“WCA Waste”), Waste Corporation of Arkansas, Inc., a Delaware corporation (“WCA”), Waste Corporation of Kansas, Inc., a Delaware corporation (“WCK”), Waste Corporation of Missouri, Inc., a Delaware corporation (“WCM”), Waste Corporation of Tennessee, Inc., a Delaware corporation (“WCT”), WCA Capital, Inc., a Delaware corporation (“WCAC”), WCA Holdings Corporation, a Delaware corporation (“WHC”), WCA Management General, Inc., a Delaware corporation (“WMG”) and the general partner of WCA Management Company, LP, a Delaware limited partnership (“WMC”), WCA Management Limited, Inc., a Delaware corporation (“WML”), WCA of Alabama, L.L.C., a Delaware limited liability company (“WCAA”), WCA Shiloh Landfill, L.L.C., a Delaware limited liability company (“WSL”), WCA Texas Management General, Inc., a Delaware corporation (“WTM”) and the general partner of Waste Corporation of Texas, L.P., a Delaware limited partnership (“WCT LP”), WCA Waste Systems, Inc., a Delaware corporation (“WSI”), WCA of North Carolina, LLC, a Delaware limited liability company (“WNC”), WCA of Florida, Inc., a Delaware corporation (“WFI”), WCA of Central Florida, Inc., a Delaware corporation (“WCF”), WCA of High Point, LLC, a North Carolina limited liability company (“WHP”), WCA Wake Transfer Station, LLC, a North Carolina limited liability company (“WTS”), Material Reclamation, LLC, a North Carolina limited liability company (“MRCL”), Material Recovery, LLC, a North Carolina limited liability company (“MRCV”), Translift, Inc., an Arkansas corporation (“TI”), Eagle Ridge Landfill, LLC, an Ohio limited liability company (“ERL”), and Texas Environmental Waste Services, LLC, a Texas limited liability company (“TEWS” and together with WCA, WCK, WCM, WCT, WCAC, WHC, WMG, WMC, WML, WCAA, WSL, WTM, WCT LP, WSI, WNC, WFI, WCF, WHP, WTS, MRCL, MRCV, TI and ERL, the “Guarantors,” and collectively with WCA Waste, the “Companies”), in connection with the preparation of a registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement relates to the offering from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), (A) by WCA Waste of (i) common stock (the “Common Stock”), (ii) preferred stock (the “Preferred Stock”), (iii) senior and subordinated debt securities (the “Debt Securities”), (iv) warrants (the “Warrants”) and (v) units (the “Units”), and

Board of Directors
WCA Waste Corporation
January 23, 2006

(B) by the Guarantors of guarantees (the “Guarantees”) with respect to the Debt Securities. The Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Guarantees are referred to herein collectively as the “Securities.” All capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Registration Statement or in the applicable Indenture (as defined below), as the case may be.
     The Debt Securities will be issued pursuant to (i) a senior indenture (the “Senior Indenture”) or (ii) a subordinated indenture (the “Subordinated Indenture” and together with the Senior Indenture, the “Indentures”), in each case, between WCA Waste and a financial institution to be named therein, as trustee. The Warrants will be issued pursuant to a warrant agreement (the “Warrant Agreement”) between WCA Waste and a warrant agent.
     In arriving at the opinions expressed below, we have examined the following:
     (i) the Second Amended and Restated Certificate of Incorporation of WCA Waste, certified by the Secretary of WCA Waste as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCA Waste referred to below;
     (ii) the Amended and Restated Bylaws of WCA Waste, certified by the Secretary of WCA Waste as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCA Waste referred to below;
     (iii) a copy of certain resolutions of the board of directors of WCA Waste adopted on December 1, 2005, certified by the Secretary of WCA Waste;
     (iv) a certificate from the Secretary of State of the State of Delaware dated January 23, 2006, as to the good standing and legal existence under the laws of the State of Delaware of WCA Waste;
     (v) the Certificate of Limited Partnership of WCT LP, as amended, certified by the Secretary of WTM as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WTM referred to below;
     (vi) the Agreement of Limited Partnership of WCT LP, certified by the Secretary of WTM as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WTM referred to below;
     (vii) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006, as to the good standing and legal existence under the laws of the State of Delaware of WCT LP;

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WCA Waste Corporation
January 23, 2006

     (viii) the Certificate of Incorporation of WCA, as amended, certified by the Secretary of WCA as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCA referred to below;
     (ix) the Bylaws of WCA, certified by the Secretary of WCA as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCA referred to below;
     (x) a copy of certain resolutions of the board of directors of WCA adopted on January 18, 2006, certified by the Secretary of WCA;
     (xi) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WCA;
     (xii) the Amended and Restated Certificate of Incorporation of WCK, certified by the Secretary of WCK as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCK referred to below;
     (xiii) the Amended and Restated Bylaws of WCK, certified by the Secretary of WCK as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCK referred to below;
     (xiv) a copy of certain resolutions of the board of directors of WCK adopted on January 18, 2006, certified by the Secretary of WCK;
     (xv) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WCK;
     (xvi) the Certificate of Incorporation of WCM, certified by the Secretary of WCM as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCM referred to below;
     (xvii) the Bylaws of WCM, certified by the Secretary of WCM as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCM referred to below;
     (xviii) a copy of certain resolutions of the board of directors of WCM adopted on January 18, 2006, certified by the Secretary of WCM;
     (xix) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WCM;

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WCA Waste Corporation
January 23, 2006

     (xx) the Certificate of Incorporation of WCT, as amended, certified by the Secretary of WCT as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCT referred to below;
     (xxi) the Bylaws of WCT, certified by the Secretary of WCT as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCT referred to below;
     (xxii) a copy of certain resolutions of the board of directors of WCT adopted on January 18, 2006, certified by the Secretary of WCT;
     (xxiii) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WCT;
     (xxiv) the Certificate of Incorporation of WCAC, certified by the Secretary of WCAC as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCAC referred to below;
     (xxv) the Bylaws of WCAC, certified by the Secretary of WCAC as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCAC referred to below;
     (xxvi) a copy of certain resolutions of the board of directors of WCAC adopted on January 18, 2006, certified by the Secretary of WCAC;
     (xxvii) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WCAC;
     (xxviii) the Certificate of Incorporation of WHC, as amended, certified by the Secretary of WHC as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WHC referred to below;
     (xxix) the Bylaws of WHC, certified by the Secretary of WHC as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WHC referred to below;
     (xxx) a copy of certain resolutions of the board of directors of WHC adopted on January 18, 2006, certified by the Secretary of WHC;
     (xxxi) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WHC;

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January 23, 2006

     (xxxii) the Certificate of Limited Partnership of WMC, as amended, certified by the Secretary of WMG as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WMG referred to below;
     (xxxiii) the Agreement of Limited Partnership of WMC, certified by the Secretary of WMG as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WMG referred to below;
     (xxxiv) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WMC;
     (xxxv) the Certificate of Incorporation of WMG, certified by the Secretary of WMG as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WMG referred to below;
     (xxxvi) the Bylaws of WMG, certified by the Secretary of WMG as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WMG referred to below;
     (xxxvii) a copy of certain resolutions of the board of directors of WMG adopted on January 18, 2006, certified by the Secretary of WMG;
     (xxxviii) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WMG;
     (xxxix) the Certificate of Incorporation of WML, certified by the Secretary of WML as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WML referred to below;
     (xl) the Bylaws of WML, certified by the Secretary of WML as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WML referred to below;
     (xli) a copy of certain resolutions of the board of directors of WML adopted on January 18, 2006, certified by the Secretary of WML;
     (xlii) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WML;
     (xliii) the Certificate of Formation of WCAA, as amended, certified by the Secretary of WCAA as presently in effect and as in effect at the time of the adoption of the resolutions of the members of WCAA referred to below;

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WCA Waste Corporation
January 23, 2006

     (xliv) the Limited Liability Company Agreement of WCAA, certified by the Secretary of WCAA as presently in effect and as in effect at the time of the adoption of the resolutions of the members of WCAA referred to below;
     (xlv) a copy of certain resolutions of the members of WCAA adopted on January 18, 2005, certified by the Secretary of WCAA;
     (xlvi) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WCAA;
     (xlvii) the Certificate of Formation of WSL, as amended, certified by the Secretary of WSL as presently in effect and as in effect at the time of the adoption of the resolutions of the members of WSL referred to below;
     (xlviii) the Limited Liability Company Agreement of WSL, certified by the Secretary of WSL as presently in effect and as in effect at the time of the adoption of the resolutions of the members of WSL referred to below;
     (xlix) a copy of certain resolutions of the members of WSL adopted on January 18, 2006, certified by the Secretary of WSL;
     (l) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WSL;
     (li) the Certificate of Incorporation of WTM, certified by the Secretary of WTM as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WTM referred to below;
     (lii) the Bylaws of WTM, certified by the Secretary of WTM as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WTM referred to below;
     (liii) a copy of certain resolutions of the board of directors of WTM adopted on January 18, 2006, certified by the Secretary of WTM;
     (liv) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WTM;
     (lv) the Certificate of Incorporation of WSI, as amended, certified by the Secretary of WSI as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WSI referred to below;

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WCA Waste Corporation
January 23, 2006

     (lvi) the Bylaws of WSI, certified by the Secretary of WSI as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WSI referred to below;
     (lvii) a copy of certain resolutions of the board of directors of WSI adopted on January 18, 2006, certified by the Secretary of WSI;
     (lviii) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WSI;
     (lix) the Certificate of Formation of WNC, certified by the Secretary of WNC as presently in effect and as in effect at the time of the adoption of the resolutions of the members of WNC referred to below;
     (lx) the Limited Liability Company Agreement of WNC, certified by the Secretary of WNC as presently in effect and as in effect at the time of the adoption of the resolutions of the members of WNC referred to below;
     (lxi) a copy of certain resolutions of the members of WNC adopted on January 18, 2006, certified by the Secretary of WNC;
     (lxii) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WNC;
     (lxiii) the Certificate of Incorporation of WFI, certified by the Secretary of WFI as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WFI referred to below;
     (lxiv) the Bylaws of WFI, certified by the Secretary of WFI as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WFI referred to below;
     (lxv) a copy of certain resolutions of the board of directors of WFI adopted on January 18, 2006, certified by the Secretary of WFI;
     (lxvi) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WFI;
     (lxvii) the Certificate of Incorporation of WCF, certified by the Secretary of WCF as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCF referred to below;

Board of Directors
WCA Waste Corporation
January 23, 2006

     (lxviii) the Bylaws of WCF, certified by the Secretary of WCF as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WCF referred to below;
     (lxix) a copy of certain resolutions of the board of directors of WCF adopted on January 18, 2006, certified by the Secretary of WCF;
     (lxx) a certificate from the Secretary of State of the State of Delaware dated January 13, 2006 as to the good standing and legal existence under the laws of the State of Delaware of WCF;
     (lxxi) the Articles of Organization of WHP, as amended, certified by the Secretary of WHP as presently in effect and as in effect at the time of the adoption of the resolutions of the board of managers of WHP referred to below;
     (lxxii) the Amended and Restated Operating Agreement of WHP, certified by the Secretary of WHP as presently in effect and as in effect at the time of the adoption of the resolutions of the board of managers of WHP referred to below;
     (lxxiii) a copy of certain resolutions of the board of managers of WHP adopted on January 18, 2006, certified by the Secretary of WHP;
     (lxxiv) a certificate from the Secretary of State of the State of North Carolina dated January 18, 2006 as to the good standing and legal existence under the laws of the State of North Carolina of WHP;
     (lxxv) the Articles of Organization of WTS, as amended, certified by the Secretary of WTS as presently in effect and as in effect at the time of the adoption of the resolutions of the board of managers of WTS referred to below;
     (lxxvi) the Amended and Restated Operating Agreement of WTS, certified by the Secretary of WTS as presently in effect and as in effect at the time of the adoption of the resolutions of the board of managers of WTS referred to below;
     (lxxvii) a copy of certain resolutions of the board of managers of WTS adopted on January 18, 2006, certified by the Secretary of WTS;
     (lxxviii) a certificate from the Secretary of State of the State of North Carolina dated January 18, 2006 as to the good standing and legal existence under the laws of the State of North Carolina of WTS;
     (lxxix) the Articles of Organization of MRCL, certified by the Secretary of MRCL as presently in effect and as in effect at the time of the adoption of the resolutions of the board of managers of WTS referred to below;

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WCA Waste Corporation
January 23, 2006

          (lxxx) the Amended and Restated Operating Agreement of MRCL, certified by the Secretary of MRCL as presently in effect and as in effect at the time of the adoption of the resolutions of the board of managers of MRCL referred to below;
          (lxxxi) a copy of certain resolutions of the board of managers of MRCL adopted on January 18, 2006, certified by the Secretary of MRCL;
          (lxxxii) a certificate from the Secretary of State of the State of North Carolina dated January 18, 2006 as to the good standing and legal existence under the laws of the State of North Carolina of MRCL;
          (lxxxiii) the Articles of Organization of MRCV, as amended, certified by the Secretary of MRCV as presently in effect and as in effect at the time of the adoption of the resolutions of the board of managers of MRCV referred to below;
          (lxxxiv) the Amended and Restated Operating Agreement of MRCV, certified by the Secretary of MRCV as presently in effect and as in effect at the time of the adoption of the resolutions of the board of managers of MRCV referred to below;
          (lxxxv) a copy of certain resolutions of the board of managers of MRCV adopted on January 18, 2006, certified by the Secretary of MRCV;
          (lxxxvi) a certificate from the Secretary of State of the State of North Carolina dated January 18, 2006 as to the good standing and legal existence under the laws of the State of North Carolina of MRCV;
          (lxxxvii) the Articles of Incorporation of TI, certified by the Secretary of TI as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of WFI referred to below;
          (lxxxviii) the Bylaws of TI, certified by the Secretary of TI as presently in effect and as in effect at the time of the adoption of the resolutions of the board of directors of TI referred to below;
          (lxxxix) a copy of certain resolutions of the board of directors of TI adopted on January 18, 2006, certified by the Secretary of TI;
          (xc) a certificate from the Secretary of State of the State of Arkansas dated January 18, 2006 as to the good standing and legal existence under the laws of the State of Arkansas of TI;
          (xci) the Articles of Organization of ERL, as amended, certified by the Secretary of ERL as presently in effect and as in effect at the time of the adoption of the resolutions of the members of ERL referred to below;

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WCA Waste Corporation
January 23, 2006

     (xcii) the Operating Agreement of ERL, certified by the Secretary of ERL as presently in effect and as in effect at the time of the adoption of the resolutions of the members of ERL referred to below;
     (xciii) a copy of certain resolutions of the members of ERL adopted on January 18, 2006, certified by the Secretary of ERL;
     (xciv) a certificate from the Secretary of State of the State of Ohio dated January 18, 2006 as to the good standing and legal existence under the laws of the State of Ohio of ERL;
     (xcv) the Articles of Organization of TEWS, certified by the Secretary of TEWS as presently in effect and as in effect at the time of the adoption of the resolutions of the members of TEWS referred to below;
     (xcvi) the Regulations of TEWS, certified by the Secretary of TEWS as presently in effect and as in effect at the time of the adoption of the resolutions of the members of TEWS referred to below (collectively with the documents referred to in clauses (i), (ii), (v), (vi), (viii), (ix), (xii), (xiii), (xvi), (xvii), (xx), (xxi), (xxiv), (xxv), (xxviii), (xxix), (xxxii), (xxxiii), (xxxv), (xxxvi), (xxxix), (xl), (xliii), (xliv), (xlvii), (xlviii), (li), (lii), (lv), (lvi), (lix), (lx), (lxiii), (lxiv), (lxvii), (lxviii), (lxxi), (lxxii), (lxxv), (lxxvi), (lxxix), (lxxx), (lxxxiii), (lxxxiv), (lxxxvii), (lxxxviii), (xci), (xcii) and (xcv), the “Organizational Documents”);
     (xcvii) a copy of certain resolutions of the members of TEWS adopted on January 18, 2006, certified by the Secretary of TEWS;
     (xcviii) a certificate from the Secretary of State of the State of Texas dated January 18, 2006 as to the legal existence under the laws of the State of Texas of TEWS;
     (xcix) a certificate from the Texas Comptroller of the State of Texas dated January 18, 2006 as to the good standing under the laws of the State of Texas of TEWS;
     (c) Status reports, dated January 23, 2006, prepared by Capitol Services, Inc. as to the good standing and/or legal existence, as applicable, of each of the Company and the Guarantors under the laws of the their respective jurisdictions of incorporation or formation, as applicable;
     (ci) the Registration Statement;
     (cii) the Prospectus;
     (ciii) the Indentures in the forms filed as Exhibits 4.4 and 4.5 to the Registration Statement; and

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WCA Waste Corporation
January 23, 2006

     (civ) the originals or copies, certified or otherwise identified to our satisfaction, of such other instruments and other certificates of public officials, officers and representatives of the Companies and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.
     In rendering the opinions expressed below, we have assumed and have not verified (i) the genuineness of the signatures on all documents that we have examined, (ii) the legal capacity of all natural persons, (iii) the authenticity of all the documents supplied to us as originals, and (iv) the conformity to the authentic originals of all documents supplied to us as certified or photostatic or faxed copies. In conducting our examination of documents executed by parties other than the Companies, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the due execution and delivery by such parties of such documents and that, to the extent such documents purport to constitute agreements, such documents constitute valid and binding obligations of such parties.
     In rendering the opinions expressed below with respect to the Securities, we have assumed that:
     (i) any Supplemental Indenture to any of the Indentures and any Board Resolution and/or any Officer’s Certificate executed and delivered pursuant to any of the Indentures, in any such case, pursuant to which any Debt Securities are issued, will comply with such Indenture as theretofore supplemented, and the form and terms of such Debt Securities will comply with such Indenture as then supplemented (including by any such Supplemental Indenture) and any such Board Resolution and/or Officer’s Certificate; and
     (ii) the form and terms of such Debt Securities, when established, the form and terms of any Warrants, Units or Guarantees, and the form and terms of any and all Securities or other securities (or other obligations, rights, currencies, commodities or other subject matter) guaranteed thereby (in the case of the Guarantees) or comprising the same or subject thereto (in the case of the Warrants and Units), the issuance, sale and delivery thereof by WCA Waste, and the incurrence and performance of any issuer’s respective obligations thereunder or in respect thereof (including, without limitation, its obligations under any related Indenture, Warrant Agreement, unit agreement or Guarantee Agreement) in accordance with the terms thereof, will comply with, and will not violate, any of the Organizational Documents or any applicable law, rule, regulation, order, judgment, decree, award or agreement binding upon the applicable issuer or guarantor, or to which the issuance, sale and delivery of such Securities, or the incurrence and performance of such obligations, may be subject, or violate any applicable public policy, or be subject to any defense in law or equity, and (without limiting the generality of the foregoing) Section 5-501.6.b of the New York General Obligations Law will apply in the case of all such Debt Securities and Guarantees. In addition, except in the case of Guarantees, we have assumed the receipt by each person to whom or for whose benefit a Security is to be issued (collectively, the “Beneficial Holders”) of a certificate for such Security or the receipt by The Depository Trust

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WCA Waste Corporation
January 23, 2006

Company, acting as agent, on behalf of all Beneficial Holders of the class or series of Securities of which such Security is one, of a global security then evidencing such Securities, and the issuance and sale of and payment for the Securities so acquired, in accordance with the applicable purchase, underwriting or similar agreement approved by the board of directors of each affected issuer and the Registration Statement (including the Prospectus and the applicable Prospectus Supplement).
     Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:
     1. With respect to any Common Stock or Preferred Stock, when (a) WCA Waste has taken all necessary action to approve the issuance of such Common Stock and Preferred Stock and the terms of any such Preferred Stock, the terms of the offering thereof and related matters, and (b) such Common Stock and Preferred Stock, as applicable, have been duly executed, issued and delivered in accordance with the terms of the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of WCA Waste, upon payment (or delivery) of the consideration therefor provided therein, such Common Stock and Preferred Stock, as applicable, will be validly issued, fully paid and non-assessable.
     2. With respect to any series of Debt Securities to be issued under the Senior Indenture, when (a) the applicable supplement, if any, to the Senior Indenture, has been duly authorized and validly executed and delivered by WCA Waste and the trustee under the Senior Indenture, or the applicable Board Resolution has been duly authorized and validly executed and delivered by WCA Waste, or the applicable Officer’s Certificate has been validly executed and delivered by a duly authorized officer of WCA Waste, in each case, in accordance with the terms of the Senior Indenture, (b) the Senior Indenture, as then and theretofore supplemented, has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), (c) WCA Waste has taken all necessary action to approve the issuance and terms of such series of Debt Securities, the terms of the offering thereof and related matters and (d) the Debt Securities of such series have been duly executed, authenticated, issued and delivered in accordance with the terms of the Senior Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of WCA Waste, upon payment (or delivery) of the consideration therefor provided for therein, the Debt Securities of such series will constitute valid and legally binding obligations of WCA Waste.
     3. With respect to any series of Debt Securities to be issued under the Subordinated Indenture, when (a) the applicable supplement, if any, to the Subordinated Indenture has been duly authorized and validly executed and delivered by WCA Waste and the trustee under the Subordinated Indenture, or the applicable Board Resolution has been duly authorized and validly executed and delivered by WCA Waste, or the applicable Officer’s Certificate has been validly executed and delivered by a duly authorized officer of WCA Waste, in each case, in accordance with the terms of the Subordinated Indenture, (b) the Subordinated Indenture, as then and theretofore supplemented, has been duly qualified under the TIA, (c) WCA Waste has taken all necessary action to approve the issuance and terms of such series of Debt Securities, the terms of

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January 23, 2006

the offering thereof and related matters and (d) the Debt Securities of such series have been duly executed, authenticated, issued and delivered in accordance with the terms of the Subordinated Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of WCA Waste, upon payment (or delivery) of the consideration therefor provided for therein, the Debt Securities of such series will constitute valid and legally binding obligations of WCA Waste.
     4. With respect to Warrants to be issued under a Warrant Agreement, when (a) WCA Waste has taken all necessary action to approve the issuance and terms of such Warrants, the terms of the offering thereof and related matters, (b) the Warrant Agreement has been duly authorized and validly executed and delivered by WCA Waste and the warrant agent under the Warrant Agreement and (c) such Warrants have been duly executed, authenticated, issued and delivered in accordance with the terms of the Warrant Agreement and the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of WCA Waste, upon payment (or delivery) of the consideration therefor provided for therein, such Warrants will constitute valid and legally binding obligations of WCA Waste.
     5. With respect to the Units, assuming the (a) taking of all necessary corporate action to authorize and approve (i) the issuance and terms of the Units, (ii) the issuance and terms of the Common Stock which is a component of the Units, the terms of the offering thereof and related matters, (iii) the issuance and terms of the Preferred Stock which is a component of the Units, the terms of the offering thereof and related matters, (iv) the issuance and terms of the applicable series of Debt Securities which are a component of the Units, the terms of the offering thereof and related matters and (v) the execution and terms of the Warrants which are a component of the Units, the terms of the offering thereof and related matters, and (b) due execution, authentication, in the case of the applicable series of Debt Securities, issuance and delivery of (i) the applicable Units, (ii) the such Warrants and Warrant Agreement, (iii) such series of Debt Securities and Indenture (and qualification of such Indenture under the TIA) and any applicable supplemental indenture or Board Resolution or Officer’s Certificate, and (iv) such Preferred Stock and Common Stock, in each case upon payment of the consideration therefor provided for in the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of WCA Waste and otherwise in accordance with the provisions of the applicable Warrant Agreement, in the case of the Warrants, the applicable Indenture and any applicable supplemental indenture or Board Resolution or Officer’s Certificate, in the case of a series of Debt Securities, or WCA Waste’s certificate of incorporation and bylaws, in the case of such Preferred Stock and Common Stock, such Units will constitute valid and legally binding obligations of WCA Waste.
     6. With respect to the Guarantees, assuming (a) the taking of all necessary corporate action to authorize and approve the issuance and terms of the Guarantees and the Debt Securities to which they pertain, the terms of the offering thereof and related matters, (b) the Senior Indenture or Subordinated Indenture, as then and theretofore supplemented, pursuant to which the Guarantees will be issued, has been duly qualified under the TIA, and (c) such Debt

Board of Directors
WCA Waste Corporation
January 23, 2006

Securities and Guarantees have been duly executed, authenticated, issued and delivered in accordance with the terms of the Senior Indenture or Subordinated Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of WCA Waste, upon payment (or delivery) of the consideration for such Debt Securities provided for therein, such Guarantees will constitute valid and legally binding obligations of the Guarantors.
     Each of our opinions above are subject to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer or conveyance), reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and we express no opinion herein with respect to provisions relating to severability or separability.
     We express no opinion other than as to the laws of the State of New York and, to the extent relevant, the federal laws of the United States of America, the Delaware General Corporation Law, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to this firm under the heading “Legal Matters” in the Prospectus. In giving this consent, we do not admit that we are “experts” under the Securities Act or the rules and regulations of the SEC issued thereunder, with respect to any part of the Registration Statement, including this exhibit. This opinion is expressed as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law, and we have assumed that at no future time would any such subsequent change of fact or law affect adversely our ability to render at such time an opinion (a) containing the same legal conclusions set forth herein and (b) subject only to such (or fewer) assumptions, limitations and qualifications as are contained herein.
Very truly yours,

/s/ Andrews Kurth LLP